                                                EDISON INTERNATIONAL
                                              2001 Retention Incentives
                                                Terms and Conditions

Retention  Incentives  for the year 2001 for  eligible  persons  (Holders)  at Edison  International  (EIX) and its participating  affiliates  (the  Companies,  or  individually,  the Company)  are (a)  deferred  stock units (DSUs)
payable as stock  grants  under the Equity  Compensation  Plan (ECP),  and/or (b) cash paid outside of the ECP. The
Retention Incentives are subject to the following terms and conditions:

1.  GRANT
The amount of DSUs and/or cash  comprising the Retention  Incentives  awarded to Holder will be specified in an EIX written award certificate.

2. VESTING
(a) The Retention Incentives will vest and become payable on the payment dates specified in Section 3.

(b) If,  during the  Retention  Period  (defined in Section 3),  Holder (i)  terminates  employment on or after (A)
attaining  age 65 or (B)  attaining age  55 with five "years of  service,"  as defined in the  Southern  California
Edison  Company  Retirement  Plan,  or (C) such earlier date that  qualifies  the Holder for  retirement  under any
Company  retirement  plan, or (ii)  terminates  employment  while on leave with a permanent  and total  disability,
(iii) dies while employed by the Company,  or (iv) is involuntarily  terminated by the Company without cause,  then the Retention Incentives remaining unpaid at that time will vest in full and will be payable to Holder.

(c) If termination of employment  occurs during the Retention  Period for any reason other than those  specified in
Section 2(b), the Retention Incentives remaining unpaid at that time will be forfeited.

(d)  Notwithstanding  the foregoing,  in the event of a "Change in Control of EIX" as defined in Appendix A hereto, the Retention Incentives remaining unpaid at that time will vest and be payable to holder.

3. RETENTION INCENTIVE PAYMENT
(a) The DSU portion of the Retention  Incentive,  if any, is payable on the earlier of (i) two years after the date of grant,  or (ii) on the  later of (A) the date the  average  closing  price  for a share of EIX  Common  Stock as reported in the Western Edition of The Wall Street Journal for the New York Stock Exchange  Composite  Transactions
for at least 20 consecutive  trading days has equaled or exceeded $20, or (B) the first  anniversary of the date of grant.  The Retention  Period for the DSU portion of the Retention  Incentive is the period  beginning on March 12,
2001 and ending on March 12,  2003,  or such  shorter  period if payment is  accelerated  because  the stock  price appreciation requirement has been met.

(b) The cash portion of the Retention  Incentive,  if any, is payable in four equal  quarterly  installments on the following  dates:  June 12, 2001,  September 12, 2001,  December 12, 2001 and March 12, 2002. No interest  accrues.
Holders eligible to participate in the Executive  Deferred  Compensation  Plan may elect, in the manner  prescribed by EIX, to defer the cash  portion of the  Retention  Incentive  subject to the terms of that plan.  The  Retention
Period for the cash  portion of the  Retention  Incentive  is the period  beginning on March 12, 2001 and ending on
March 12, 2002.

(c) Except as provided in Section 2(b), the Retention  Incentive  payments are  conditioned  upon Holder  remaining employed by the Company through the applicable payment dates.

(d) Each DSU is  equivalent  to one  share of EIX  Common  Stock  and will be paid in EIX  Common  Stock as a Stock
Payment  under the ECP. No interest or dividend  equivalents  accrue.  The shares of EIX Common Stock  payable will be delivered  within 30 days  following  the payment  date  specified in 3(a).  Cash  Payments  will be made on the specified payment dates, or as soon thereafter as practicable.

4. TRANSFER AND BENEFICIARY
The  Retention  Incentives  will not be  transferable  by Holder.  During the  lifetime  of Holder,  the  Retention
Incentives  will be payable only to him or her.  Except as provided in the following  sentence,  Holder's spouse is the  beneficiary,  and upon the death of Holder,  will be entitled to receive  payment of the Retention  Incentives remaining  unpaid  at that  time.  With the  written  consent  of the  spouse  on form  designated  by EIX for that purpose, Holder may designate a different beneficiary.

5.  TERMINATION OF RETENTION INCENTIVES
In the event of  termination  of the  employment  of Holder for any reason  other than those  specified  in Section
2(b),  the  Retention  Incentives  will be  forfeited.  In addition,  the DSUs may be  terminated  if EIX elects to substitute cash awards as provided under Section 9.

6. TAXES
EIX will have the right to retain and withhold  the amount of taxes  required by any  government  to be withheld or otherwise  deducted and remitted with respect to payment of the Retention  Incentives.  In its discretion,  EIX may require  Holder  to  reimburse  EIX for any  such  taxes  required  to be  remitted  by EIX  and may  withhold  any distribution  in  whole or in part  until  EIX is so  reimbursed.  In lieu  thereof,  EIX  will  have the  right to withhold  from any other cash amounts due from EIX to Holder an amount equal to such taxes  required to be withheld by EIX,  or to retain and  withhold  a number of shares of EIX Common  Stock  having a market  value  equal to such taxes and cancel (in whole or in part) the shares,  or to  repurchase  such  shares  from Holder  within six months after the shares of Common Stock were  acquired by Holder.  Shares  withheld or  repurchased  to reimburse  EIX for federal  and state  income and  payroll  taxes  shall be limited to the number of shares  which have a fair  market value on the date of  withholding  or  repurchase  (based on the  closing  price of EIX Common  Stock on that date)
equal to the aggregate amount of such tax liabilities  based on the minimum  statutory  withholding  rates that are applicable to such supplemental taxable income.

7. CONTINUED EMPLOYMENT
Nothing in the award  certificate or this Statement of Terms and Conditions  will be deemed to confer on Holder any right to continue in the employ of EIX or an EIX  affiliate  or interfere in any way with the right of the employer to terminate his or her employment at any time.

8. NOTICE OF DISPOSITION OF SHARES AND SECTION 16
(a) Holder  agrees  that if he or she should  dispose of any  shares of stock  acquired  upon  payment of the DSUs, including a  disposition  by sale,  exchange,  gift or transfer of legal title within six months from the date such shares are transferred to Holder, Holder will notify EIX promptly of such disposition.

(b) If DSUs are granted to a person who later becomes  subject to the  provisions  of Section 16 of the  Securities
Exchange Act of 1934, as amended  (Section 16), the DSUs will immediately and  automatically  become subject to the requirements  of Rule  16b-3(d)(3)  (Rule)  and may not be paid  until  the Rule has  been  satisfied.  In its sole discretion,  the  Administrator  may take any  action  to  assure  compliance  with the  requirements  of the Rule, including  withholding  delivery to Holder (or any other  person) of any  security  or of any other  payment in any form until the  requirements  of the Rule have been  satisfied.  The  Secretary of Edison  International  may waive compliance  with the  requirements  of the Rule if he or she  determines  the  transaction  to be  exempt  from the provisions of paragraph (b) of Section 16.

9. AMENDMENT
The DSUs are subject to the terms of the ECP as amended from time to time.  EIX  reserves  the right to  substitute cash awards  substantially  equivalent  in value to the DSUs.  The DSUs may not  otherwise be restricted or limited by any ECP amendment or termination approved after the date of the award without Holder's consent.

10. FORCE AND EFFECT
The  various   provisions   herein  are  severable  in  their  entirety.   Any   determination   of  invalidity  or
unenforceability  of any one  provision  will have no effect on the  continuing  force and effect of the  remaining provisions.

11. GOVERNING LAW
The terms and conditions of the Retention Incentives will be construed under the laws of the State of California.

12. NOTICE
Unless waived by EIX, any notice required under or relating to the Retention  Incentives  must be in writing,  with postage prepaid, addressed to: Edison International, Attn: Corporate Secretary, P.O. Box 800, Rosemead, CA 91770.

EDISON INTERNATIONAL

     [Beverly P. Ryder]
----------------------------
      Beverly P. Ryder

                                                    APPENDIX A
                                             2001 RETENTION INCENTIVES
                                                TERMS AND CONDITIONS

                                                 Change In Control

"Change in Control of EIX" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(a)      Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of
         EIX) becomes the Beneficial Owner, directly or indirectly, of securities of EIX representing thirty percent (30%) or more of the combined voting power of the EIX's then outstanding securities.  For purposes of this clause, "Person" shall not include one or more underwriters acquiring newly-issued voting securities (or securities convertible into voting securities) directly from EIX with a view towards distribution.

(b)      On any day after the date of grant (the "Measurement Date") Continuing Directors cease for any reason to constitute a majority of the Board.  A director is a "Continuing Director" if he or she either:

         (i)      was a member of the Board on the applicable Initial Date (an "Initial Director"); or

         (ii)     was elected to the Board, or was nominated for election by EIX's shareholders, by a vote of at least two-thirds (2/3) of the Initial Directors then in office.

         A member of the Board who was not a Director on the applicable Initial Date shall be deemed to be an
         Initial Director for purposes of clause (B) above if his or her election, or nomination for election by
         EIX's shareholders, was approved by a vote of at least two-thirds (2/3) of the Initial Directors
         (including directors elected after the applicable Initial Date who are deemed to be Initial Directors by application of this provision) then in office.

         "Initial Date" means the later of (A) the date of grant or (B) the date that is two (2) years before the
         Measurement Date.

(c)      EIX is liquidated; all or substantially all of EIX's assets are sold in one or a series of related transactions; or EIX is merged, consolidated, or reorganized with or involving any other corporation, other than a merger, consolidation, or reorganization that results in the voting securities of EIX outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of EIX (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.  Notwithstanding the foregoing, a bankruptcy of EIX or a sale or spin-off of an Edison International Affiliate (short of a dissolution of EIX or a liquidation of substantially all of EIX's assets, determined on an aggregate basis) will not constitute a Change in Control of EIX.

(d)      The consummation of such other transaction that the Board may, in its discretion in the circumstances, declare to be a Change in Control of EIX for purposes of this Plan.